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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 16, 2000

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                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

  MARYLAND                           1-12844                       58-1468053
(State or Other                  (Commission File               (I.R.S. Employer
Jurisdiction of                       Number)                    Identification
Incorporation)                                                       Number)

               359 EAST PACES FERRY ROAD
               SUITE 400
               ATLANTA, GEORGIA                                     30305
          (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)


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ITEM 5.  OTHER EVENTS.

            On June 16, 2000, the Company held its quarterly earnings conference call for the quarter and year ended December 31, 1999. The conference call is available for replay until 6:00 p.m. EST June 23, 2000. To listen to the playback, please call either (888) 203-1112 or (719) 457-0820 and enter the confirmation number 951222.

            As stated by management during the conference call, the Company expects to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, in mid-July. It was also noted during the call that management anticipates that funds from operations for the year ended December 31, 2000, will remain "flat" when compared with reported funds from operations for the year ended December 31, 1999.

             The preceding paragraph contains forward-looking statements that are, by their nature, subject to known and unknown risks and uncertainties. Among the factors that could cause actual results to differ materially from those anticipated are the following: management changes described in previous filings; any additional future management changes; a decrease in the number of development assignments from Wal-Mart and Lowe's; the ability to attract and retain key employees; the impact of restated financial statements included in previous filings on credit availability and generally in the financial and credit markets; any future default under any of JDN Realty Corporation's or JDN Development Company, Inc.'s bank credit facilities and the impact of special terms and conditions of such facilities, including the reduced availability and increased interest costs thereunder; business conditions and the general economy, especially as they affect interest rates and value-oriented retailers; the federal, state and local regulatory environment; the ability to refinance maturing debt obligations on acceptable terms; availability of debt and equity capital with acceptable terms and conditions including, without limitation, the availability of bank credit to fund development activities; the ability to sell operating shopping center properties and parcels of land on schedule and upon economically favorable terms; the availability of partners for joint venture projects and the ability to negotiate favorable joint venture terms; availability of new development opportunities; changes in the financial condition or corporate strategy of or business relations with JDN Realty Corporation's and JDN Development Company, Inc.'s primary retail tenants, in particular those of Wal-Mart and Lowe's; the outcome and costs of pending litigation noted in previous filings; the ability to fund, complete and lease existing development and redevelopment projects on schedule and within budget; tax legislation affecting the development business of JDN Realty Corporation and JDN Development Company, Inc.; and the ability of JDN Realty Corporation to maintain its qualification as a REIT. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed from time to time in press releases and reports filed by JDN Realty Corporation with the Securities and Exchange Commission, including Forms 8-K, 10-Q and 10-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDN REALTY CORPORATION

                                       By:  /s/ John D. Harris, Jr.
                                            -----------------------------
                                            John D. Harris, Jr.
                                            Controller

Date: June 16, 2000